                                                                   EXHIBIT 99(a)

                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                                DISTRIBUTION DATE:        SEPTEMBER 27, 2004
                                                          ------------------

(i)        Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                      $0.00
                                                                                                    --------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
                 -------------------------

(ii)       Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:             $13,520,976.03
                                                                                                    --------------------------
               ( $0.00005598748           per $1,000 original principal amount of Class II-A-2 Notes)
                 -------------------------

(iii)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                        $0.00
                                                                                                    --------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
                 -------------------------

(iv)       Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:                     $0.00
                                                                                                    --------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
                 -------------------------

(v)        Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:            $10,093,265.06
                                                                                                    --------------------------
               ( $0.00002640833           per $1,000 original principal amount of Class II-A-2 Notes)
                 -------------------------

(vi)       Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                       $0.00
                                                                                                    --------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
                 -------------------------

(vii)      Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                 $802,947.47
                                                                                                    --------------------------
               ( $0.00000332483           per $1,000 original principal amount of Class I-A-2 Notes)
                 -------------------------

(viii)     Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                   $56,699.64
                                                                                                   --------------------------
               ( $0.00000539997           per $1,000 original principal amount of Class I-B Notes)
                 -------------------------

(ix)       Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                    $0.00
                                                                                                   --------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
                 -------------------------

(x)        Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:            $1,637,260.69
                                                                                                   --------------------------
               ( $0.00000428378           per $1,000 original principal amount of Class II-A-2 Notes)
                 -------------------------

(xi)       Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining
           (if any):
              (1)Distributed to Class I-A-1 Noteholders:       $0.00
                                                               ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
                 -------------------------
              (2)Distributed to Class I-A-2 Noteholders:       $0.00
                                                               ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class I-A-2 Notes)
                 -------------------------
              (3)Distributed to Class I-B Noteholders:         $0.00
                                                               ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
                 -------------------------
              (4)Distributed to Class II-A-1 Noteholders:      $0.00
                                                               ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
                 -------------------------
              (5)Distributed to Class II-A-2 Noteholders:      $0.00
                                                               ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
                 -------------------------
              (6)Balance on Class I-A-1 Notes:       $0.00
                                                     ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
                 -------------------------

                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                                DISTRIBUTION DATE:        SEPTEMBER 27, 2004
                                                          ------------------


              (7)Balance on Class I-A-2 Notes:       $0.00
                                                     ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class I-A-2 Notes)
                 -------------------------
              (8)Balance on Class I-B Notes:         $0.00
                                                     ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
                 -------------------------
              (9)Balance on Class II-A-1 Notes:      $0.00
                                                     ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
                 -------------------------
             (10)Balance on Class II-A-2 Notes:      $0.00
                                                     ------------------------------
               ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
                 -------------------------

(xii)      (X)   Payments made under the Group I Cap Agreement on such date:
               ( $0.00                    with respect to the Class I-A-1 Notes,
                 -------------------------
                 $0.00                    with respect to Class I-A-2 Notes, and
                 -------------------------
                 $0.00                    with respect to Class I-B Notes), and
                 -------------------------
           (Y)   payments made under the Group II Cap Agreement on such date:
               ( $0.00                    with respect to Class II-A-1 Notes and
                 -------------------------
                 $0.00                    with respect to the Class II-A-2 Notes); and
                 -------------------------
                 the total outstanding amount owed to the Cap Provider:
                 $0.00                    with respect to the Group I Cap Agreement and
                 -------------------------
                 $0.00                    with respect to the Group II Cap Agreement.
                 -------------------------

(xiii)     (X)   GROUP I POOL BALANCE at the end of the related Collection Period:           $179,930,528.38                   and
                                                                                             ---------------------------------
           (Y)   GROUP II POOL BALANCE at the end of the related Collection Period:          $338,840,082.90
                                                                                             ---------------------------------

(xiv)      After giving effect to distributions on this Distribution Date:
           (a)     (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:           $0.00
                                                                                   --------------------------------
                   (2)Pool Factor for the Class I-A-1 Notes:           -
                                                                    --------------------------------
           (b)     (1)outstanding principal amount of CLASS I-A-2 Notes:           $169,430,528.38
                                                                                   --------------------------------
                   (2)Pool Factor for the Class I-A-2 Notes:        0.701575700
                                                                    --------------------------------
           (c)     (1)outstanding principal amount of CLASS I-B Notes:             $10,500,000.00
                                                                                   --------------------------------
                   (2)Pool Factor for the Class I-B Notes:          1.000000000
                                                                    --------------------------------
           (d)     (1)outstanding principal amount of CLASS II-A-1 Notes:          $0.00
                                                                                   --------------------------------
                   (2)Pool Factor for the Class II-A-1 Notes:          -
                                                                    --------------------------------
           (e)     (1)outstanding principal amount of CLASS II-A-2 Notes:          $338,840,082.90
                                                                                   --------------------------------
                   (2)Pool Factor for the Class II-A-2 Notes:       0.886551800
                                                                    --------------------------------

(xv)       NOTE INTEREST RATE for the Notes:
           (a)   In general:
                   (1) Three-Month LIBOR
                       for the period from the previous Distribution Date to this Distribution Date was                    1.58625%
                                                                                                                    ---------------
                   (2)the Student Loan Rate was for Group I:        6.11849%                 and Group II:         3.56293%
                                                                    --------------------                           ----------------

                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                                DISTRIBUTION DATE:        SEPTEMBER 27, 2004
                                                          ------------------

           (b)   Note Interest Rate for the CLASS I-A-1 Notes:      1.65625%             based on        Index-based Rate
                                                                    --------------------                 -------------------------
           (c)   Note Interest Rate for the CLASS I-A-2 Notes:      1.73625%             based on        Index-based Rate
                                                                    --------------------                 -------------------------
           (d)   Note Interest Rate for the CLASS I-B Notes:        2.13625%             based on        Index-based Rate
                                                                    --------------------                 -------------------------
           (e)   Note Interest Rate for the CLASS II-A-1 Notes:     1.73625%             based on        Index-based Rate
                                                                    --------------------                 -------------------------
           (f)   Note Interest Rate for the CLASS II-A-2 Notes:     1.85625%             based on        Index-based Rate
                                                                    --------------------                 -------------------------

(xvi)      Amount of MASTER SERVICING FEE for related Collection Period:
                 $231,451.99              with respect to the GROUP I Student Loans and
                 -------------------------
                 $428,114.24              with respect to the GROUP II Student Loans
                 -------------------------
               ( $0.00000236176           per $1,000 original principal amount of Class I-A-1 Notes,
                 -------------------------
                 $0.00000095839           per $1,000 original principal balance of Class I-A-2 Notes
                 -------------------------
                 $0.00002204305           per $1,000 original principal balance of Class I-B Notes,
                 -------------------------
                 $0.00000631437           per $1,000 original principal balance of Class II-A-1 Notes and
                 -------------------------
                 $0.00000112013           per $1,000 original principal balance of Class II-A-2 Notes);
                 -------------------------

(xvii)     Amount of ADMINISTRATION FEE for related Collection Period:
                 $1,040.52                with respect to the GROUP I Notes and
                 -------------------------
                 $1,959.48                with respect to the GROUP II Notes
                 -------------------------
               ( $0.00000001062           per $1,000 original principal amount of Class I-A-1 Notes,
                 -------------------------
                 $0.00000000431           per $1,000 original principal balance of Class I-A-2 Notes
                 -------------------------
                 $0.00000009910           per $1,000 original principal balance of Class I-B Notes,
                 -------------------------
                 $0.00000002890           per $1,000 original principal balance of Class II-A-1 Notes and
                 -------------------------
                 $0.00000000513           per $1,000 original principal balance of Class II-A-2 Notes);
                 -------------------------

(xviii)    (a)   Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                 $0.00                    with respect to the GROUP I Student Loans
                 -------------------------
                 $0.00                    with respect to the GROUP II Student Loans
                 -------------------------
           (b)   Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                      with respect to the GROUP I Student Loans

                                                          # of
                                                          Loans                         $ Amount
                 30-60 Days Delinquent                     122                          $2,852,033
                 61-90 Days Delinquent                     122                          $2,454,624
                 91-120 Days Delinquent                     65                          $1,148,550
                 More than 120 Days Delinquent             236                          $4,014,010
                 Claims Filed Awaiting Payment              39                          $357,112

                      and with respect to the GROUP II Student Loans.

                                                          # of
                                                          Loans                         $ Amount
                 30-60 Days Delinquent                     694                          $6,620,507
                 61-90 Days Delinquent                     320                          $3,625,413
                 91-120 Days Delinquent                    151                          $1,360,223
                 More than 120 Days Delinquent              84                          $1,005,071
                 Claims Filed Awaiting Payment              58                          $858,045

                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                                DISTRIBUTION DATE:        SEPTEMBER 27, 2004
                                                          ------------------



(xix)      Amount in the GROUP I PRE-FUNDING Account:          $0.00
                                                               ------------------------------
           Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
           payment of principal in respect of the Notes:       $0.00
                                                               ------------------------------

(xx)       Amount in the GROUP II PRE-FUNDING Account:         $0.00
                                                               ------------------------------
           Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
           payment of principal in respect of the Notes:       $0.00
                                                               ------------------------------

(xxi)      Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                       $109,000.00
                                                                                                              ---------------------

(xxii)     Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
           Policy:    $0.00
                      --------------------

(xxiii)    Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the
           Group II Notes Guaranty Insurance Policy            $0.00
                                                               -------------------------

(xxiv)     (A) with respect to the GROUP I INTEREST RATE SWAP:
              the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                      $415.02 ;
                                                                                                                    ---------------
              the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                      $0.00 ;
                                                                                                                    ---------------
              the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                     $0.00 ;
                                                                                                         ---------------------
              the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                     $0.00 ;
                                                                                                         ---------------------
              and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                 $0.00               ; and
                 --------------------
           (B)   with respect to the GROUP II INTEREST RATE SWAP:
              the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                        $0.00 ;
                                                                                                                    ---------------
              the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                      $0.00 ;
                                                                                                                    ---------------
              the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                 $2,514.50 ;
                                                                                                         ---------------------
              the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                     $0.00 ;
                                                                                                         ---------------------
              and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                 $0.00
                 --------------------

(xxv)      the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                         $0.00 ;
                                                                                                                   ----------------
           the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                         $0.00 ;
                                                                                                                   ----------------
           Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                       $0.00 ;
                                                                                                         ---------------------
           Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                     $0.00 ; and
                                                                                                         ---------------------
           Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                    $0.00 .
                                                                                                         ---------------------